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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC    225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         June 30, 2010

Date of reporting period:       June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

Hussman Strategic Growth Fund

Hussman Strategic Total Return Fund

ANNUAL REPORT

June 30, 2010

STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund versus the Standard & Poor’s 500 Index and the Russell 2000 Index(a)

Average Annual Total Returns(b) For Periods Ended June 30, 2010
	1 Year	3 Years	5 Years	Since Inception(c)
Hussman Strategic Growth Fund(d)	3.68%	0.98%	1.98%	8.33%
S&P 500 Index	14.43%	(9.81%)	(0.79%)	(1.67%)
Russell 2000 Index	21.48%	(8.60%)	0.37%	3.08%

(a)
Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.

(b)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Fund commenced operations on July 24, 2000.

(d)	The Fund’s expense ratio was 1.05% during its most recent fiscal year ended June 30, 2010. The expense ratio as disclosed in the November 1, 2009 prospectus was 1.09%.

STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund versus the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns(a) For Periods Ended June 30, 2010
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)	7.44%	9.39%	8.10%	7.60%
Barclays Capital U.S. Aggregate Bond Index(d)	9.50%	7.55%	5.54%	5.29%

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 12, 2002.

(c)	The Fund’s expense ratio was 0.67% during its most recent fiscal year ended June 30, 2010. The expense ratio as disclosed in the November 1, 2009 prospectus was 0.79%.

(d)	The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

The Hussman Funds
Letter to Shareholders	August 15, 2010

Dear Shareholder,

For the fiscal year ended June 30, 2010, Hussman Strategic Growth Fund achieved a total return of 3.68%, compared with a total return of 14.43% for the Standard & Poor’s 500 Index. Meanwhile, Hussman Strategic Total Return Fund achieved a total return of 7.44%, compared with a gain of 9.50% for the Barclays Capital U.S. Aggregate Bond Index. The relatively modest returns of the Hussman Funds primarily reflected the maintenance of a defensive investment posture during 2009, based on what I viewed as overvalued, overbought, overbullish conditions in stocks, combined with significant potential for further credit strains and economic contraction.

I continue to be concerned about credit conditions and the underlying fundamentals of the U.S. economy. In recent months, fresh deterioration in leading economic measures, narrowing compensation for credit risk, and rich stock market valuations have increased the vulnerability of equities and corporate bonds to price weakness. These concerns are reflected in the restrained exposure to risk that the Hussman Funds presently accept.

While the potential for further credit and economic strains remains evident, I clearly underestimated the extent to which Wall Street would respond to a modest economic rebound in 2009, driving stocks to the point where they were not only overvalued again, but strikingly dependent on a sustained economic recovery and the achievement and maintenance of record profit margins in the years ahead. Meanwhile, near-zero yields on default-free Treasury bills and bank deposit instruments provoked investors to accept a great deal of credit risk as 2009 progressed, to the point where credit spreads (the difference in yields between risky debt and Treasury securities) narrowed to the lows seen just prior to the recent crisis.

Given that GDP growth over the past year has amounted to $563 billion, while Federal government debt has increased by $1.6 trillion, there appears to be little evidence that the positive economic growth of recent quarters was driven by much else but the deficit spending of government and to a lesser extent, the aggressive purchase of mortgage securities by the Federal Reserve. Private sector demand, income less government transfer payments, employment growth, housing activity and other measures of “intrinsic” economic activity remain remarkably weak. With the impact of stimulus spending trailing off, and little evidence that debt has been restructured in proportion to the cash flows available to service that debt, expectations for economic expansion appear to be based more on hope than on a careful reading of economic history. Except for a recent burst of inventory rebuilding that appears

1

The Hussman Funds
Letter to Shareholders (continued)

complete, the big-ticket, credit-financed expenditures that have historically driven cyclical expansions are still dormant.

I continue to believe that at present valuations, exposure to market risk and credit risk is not likely to be well compensated over the long-term, and may be associated with substantial losses in the intermediate term. Currently, we remain unable to rule out the likelihood that the recent advance is simply a fragile post-crisis bounce, similar to those following other historical credit crises in the U.S. and abroad.

Looking forward, even without depressed valuations, the Funds will have greater room for exposure to market fluctuations after we move through the quarters immediately ahead, which is, in our view, where the greatest risk of fresh credit strains and economic risk appears concentrated. The absence of further, crisis-level credit strains during this period, coupled with an improvement in leading measures of economic activity, would allow us to approach the financial markets from something closer to a “typical” post-war perspective.

Performance Review

Both the Strategic Growth Fund and the Strategic Total Return Fund have substantially outperformed their respective benchmarks in the most recent 3-year and 5-year periods, and since inception. Strategic Growth Fund has achieved an average annual total return of 8.33% from its inception on July 24, 2000 through June 30, 2010, compared with an average annual loss of -1.67% for the S&P 500 Index over the same period. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $22,131, compared with $8,460 for the same investment in the S&P 500 index.

Strategic Total Return Fund has achieved an average annual total return of 7.60% from its inception on September 12, 2002 through June 30, 2010, compared with an average annual total return of 5.29% for the Barclays Capital U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $17,698, compared with $14,952 for the same investment in the Barclays Capital U.S. Aggregate Bond Index.

Since the inception of the Strategic Growth Fund in 2000, the Fund has outperformed the S&P 500 Index by 10.00% (1,000 basis points) annually, on average. Since the inception of the Strategic Total Return Fund in 2002, the Fund has outperformed the Barclays Capital U.S. Aggregate Bond Index by 2.31% (231 basis points) annually, on average. Both Funds are intended to outperform their respective benchmarks over the complete market cycle, with smaller periodic losses

2

The Hussman Funds
Letter to Shareholders (continued)

than a passive investment strategy. Thus, relative to their respective benchmarks, the performance of both the Strategic Growth Fund and the Strategic Total Return Fund since their inception has been as intended.

However, the rich valuation and uninspiring overall returns in stocks and bonds over the past decade has provided fewer opportunities to accept market risk than I would expect over the long-term. I believe that a gradual return toward historical valuation norms in stocks and bonds would allow us to pursue higher absolute returns by enabling us to accept greater average levels of market exposure. This was regularly possible prior to the valuation bubble that began in the late 1990’s. From that standpoint, I view the persistent defensiveness of the Strategic Growth Fund since its inception in 2000 as an anomaly born of historically unfavorable valuations during this period, and should not be viewed as a standard feature of the Fund’s investment  approach.

In assessing market conditions over the past year, I have frequently noted that subsequent to credit crises, the reliability of uniform market action as an indicator of the market’s return prospects has been inconsistent until valuation levels become quite depressed (about 12 times normalized earnings or less). While we did observe several weeks of valuations in that range in early 2009, this was also a period where market action measures were still negative. Since then, our primary challenge has been responding to the implications of two very different data sets; one reflecting market history subsequent to major credit crisis, and the other reflecting standard post-war data. The most important effect of credit risk is that it forces a greater reliance on valuation criteria in setting investment positions. Since applying a reasonable range of weights to these two data sets invariably produced poor average return expectations, the Strategic Growth Fund retained a significant hedge during 2009.

Based on prospects for additional mortgage strains, coupled with the fading impact of large “stimulus” outlays in 2009, I view the current quarter and those immediately following to be the primary window of risk for renewed credit strains and economic deterioration. I expect that the primary risk to the market would be in the period of “recognition,” where economic realities may diverge from the “V-shaped” recovery that the markets have priced into securities. As we move through 2010, we are gradually applying increasing weight to standard, “post-war” criteria in evaluating market conditions. We would respond to fresh, crisis-level credit strains by modestly slowing this transition, but in any event, I expect that once we pass through the major risk window of the next several months, our standard criteria of valuation and market action will be able to manage any residual risks.

3

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund

For the fiscal year ended June 30, 2010, the Strategic Growth Fund achieved a total return of 3.68%. The S&P 500 gained 14.43% during this period. The Fund’s relative underperformance during the year can be primarily attributed to the Fund’s hedging activities.

From a stock-selection perspective, the Strategic Growth Fund continues to emphasize companies and industries reflecting strong stable revenue growth and profit margins, balance sheets generally having low levels of debt, and valuations that we view as favorable based on the long-term stream of cash flows that investors can expect to receive over time. The Fund’s primary sector holdings remain in health care, consumer related goods, and technology, with a continued avoidance of sectors that rely on credit expansion, particularly financials.

The table below presents the total returns for the Strategic Growth Fund and S&P 500 Index since the inception of the Fund. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns of the stock positions and cash equivalents held by the Fund (after expenses), without the impact of hedging transactions.

Year	HSGFX	Stocks Only	S&P 500
2000*	16.40%	4.86%	-9.37%
2001	14.67%	9.13%	-11.89%
2002	14.02%	-10.03%	-22.10%
2003	21.08%	37.68%	28.68%
2004	5.16%	12.81%	10.88%
2005	5.71%	8.43%	4.91%
2006	3.51%	13.88%	15.79%
2007	4.16%	0.89%	5.49%
2008	-9.02%	-33.97%	-37.00%
2009	4.63%	38.12%	26.46%
2010**	5.24%	-2.92%	-6.65%
Since Inception (Average annual return)	8.33%	6.05%	-1.67%

*	July 24, 2000 – December 31, 2000, not annualized

**	Year-to-date through June 30, 2010, not annualized

4

The Hussman Funds
Letter to Shareholders (continued)

The performance of the stocks held by the Fund has generally been a significant contributor to overall investment performance. Since inception, the average annualized return of the stocks held by the Fund has been 6.05% after expenses, accounting for much of the Fund’s 8.33% average annual total return. The Fund’s hedging has also enhanced long-term returns while significantly reducing volatility and drawdown risk.

Strategic Total Return Fund

For the fiscal year ended June 30, 2010, the Strategic Total Return Fund achieved a total return of 7.44%, compared with a total return of 9.50% in the Barclays Capital U.S. Aggregate Bond Index.

During the most recent fiscal year, the Strategic Total Return Fund has held an allocation to precious metals shares generally ranging between 1% and 10% of assets. The Fund’s modest and variable exposure to precious metals shares has been an important contributor to the performance of the Strategic Total Return Fund, but is also responsible for much of the Fund’s day-to-day volatility when the Fund is invested in this sector.

The table below presents the total returns for the Strategic Total Return Fund since inception.

Year	HSTRX	Barclays Capital U.S. Aggregate Bond Index
2002*	2.30%	2.56%
2003	9.80%	4.10%
2004	6.50%	4.34%
2005	6.00%	2.43%
2006	5.66%	4.33%
2007	12.61%	6.97%
2008	6.34%	5.24%
2009	5.84%	5.93%
2010**	4.23%	5.33%
Since Inception (Average Annual Returns)	7.60%	5.29%

*	September 12, 2002 – December 31, 2002, not annualized

**	Year-to-date through June 30, 2010, not annualized

5

The Hussman Funds
Letter to Shareholders (continued)

Portfolio Composition and Performance Drivers

As of June 30, 2010, the Strategic Growth Fund had net assets of $6,185,341,895, and held 103 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were Health Care (30.8%), Consumer Discretionary (22.8%), Information Technology (16.0%), and Consumer Staples (16.0%). The smallest sector weights relative to the S&P 500 Index were Energy (2.2%), Industrials (2.0%), Financials (0.5%) and Materials (0.1%).

The Fund’s holdings of individual stocks as of June 30, 2010 accounted for $5,591,444,103, or 90.4% of net assets. Against these stock positions, the Fund also held 44,000 option combinations (long put option, short call option) on the S&P 500 Index, 8,000 option combinations on the Russell 2000 Index and 3,000 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2010, the S&P 500 Index closed at 1,030.71, while the Russell 2000 Index and the Nasdaq 100 Index closed at 609.49 and 1,739.14, respectively. The Fund’s total hedge therefore represented a short position of $5,544,458,000, thereby hedging 99.16% of the total value of the Fund’s long investment positions in individual stocks.

The overall returns on a hedged investment position can be expected to be driven by several factors. First, a hedged position earns the difference in performance between the stocks it holds long (after expenses) and the indices it uses to hedge. In addition, because of the way that options are priced, the combination of a put option and a short call option acts as an interest-bearing short position on the underlying index and delivers implied interest at a rate close to short-term Treasury yields.

Though the performance of the Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings each appreciated in excess of $50 million in value during the fiscal year ended June 30, 2010: Netflix, NetApp, Panera Bread and Starbucks. Holdings that depreciated in excess of $15 million in value during this same period were Transocean, WellPoint, Diamond Offshore Drilling, Sunpower, Synaptics and Microsoft.

The Strategic Growth Fund continues to be very manageable, with substantial flexibility to respond to changing market conditions, low market impact of trading, commission costs well below estimated industry averages, and continued reductions in the Fund’s expense ratio. The Fund’s positions in individual stocks generally represent less than a single day’s average trading volume in those securities. Even during the volatile and often low-volume trading of the past year, the Fund’s average

6

The Hussman Funds
Letter to Shareholders (continued)

market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund’s stock transactions are executed) has been a fraction of 1%, and the Fund’s average commission was 1.4 cents per share, compared with industry averages estimated to be several times that amount. Finally, the Fund’s expense ratio during its fiscal year ended June 30, 2010 was 1.05%, and has since declined further due to a reduction in management fees and economies of scale. According to recent statistics, the average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as “long-short” by Morningstar is 2.03%.

As of June 30, 2010, the Strategic Total Return Fund had net assets of $1,884,985,240. Short-term Treasury bills accounted for 13.3% of the Fund’s net assets, with Treasury notes, Treasury bonds, Treasury Inflation Protected Securities (TIPS) and shares of money market funds representing an additional 73.5% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 2.5%, 7.7% and 2.3% of net assets, respectively. The Fund carried a duration of approximately 3 years (meaning that a 1% change in interest rates would be expected to impact the Fund’s asset value by about 3% on the basis of bond price fluctuations).

In the Strategic Total Return Fund, during the fiscal year ended June 30, 2010, portfolio gains in excess of $5 million were achieved in U.S. Treasury Note (3.375%, due 11/15/2019), Newmont Mining, U.S. Treasury Note (3.625%, due 8/15/2019) and Barrick Gold . Only U.S. Treasury Note (2.625%, due 5/31/2010) experienced a loss in excess of $500,000 during this same period.

Present Conditions

A year ago, I noted “investors have become hopeful about ‘green shoots’ of economic recovery. However, nearly all of the improvement has reflected enormous doses of debt-financed government spending, and it is questionable that any of this will translate into sustained private activity. From my perspective, much of the enthusiasm about these green shoots overlooks the extent to which economic recoveries have historically relied on the expansion of private lending and debt creation. Economic expansions are paced not by major growth in consumption (which tends to be fairly smooth even during economic downturns), but instead by gross investment in capital goods, technology and housing, as well as debt-financed durables such as autos. We are in the midst of – and will continue to require – perhaps the largest adjustment in U.S. personal, corporate and government balance sheets that we will see in our lifetimes. This will be a very long process. Most likely the economic outlook is not up, but very widely sideways.”

7

The Hussman Funds
Letter to Shareholders (continued)

While debt-financed government spending helped the U.S. economy to achieve three quarters of moderate economic growth, it is notable that growth has been slightly negative when the impact of federal deficit spending is removed. This is the worst performance in the private economy in any of the 50 years preceding the recent crisis. Meanwhile, the volume of outstanding bank credit has continued to collapse. In recent months, a variety of leading indicators of economic activity, such as the ECRI leading index, have moved to negative readings, suggesting that economic growth may have already peaked. At the time of this report, a number of our own measures of recession risk have deteriorated to the point that very modest declines in stock prices and the ISM Purchasing Managers Index would be sufficient to complete a set of criteria that has always and only been present during or immediately prior to recessions.

A larger concern relates to valuation and long-term return prospects that are likely from current market levels. Measured from peak-to-peak across economic cycles, S&P 500 earnings have rarely exceeded a 6% annual growth rate. While earnings experience a great deal of “cyclical” fluctuation beneath that long-term trend, they can be normalized in a variety of ways to better reflect their long-term dynamics. A decade ago, the valuation of the S&P 500 was well over twice the historical norm, relative to normalized earnings. Despite experiencing a loss over the past decade, the valuation of the S&P 500 is still not at a point, relative to the now higher level of normalized earnings, that has historically resulted in average or above-average long-term returns.

Over more than a century, the pattern displayed by stock market valuations has been broadly characterized by “cyclical” fluctuations typically about 4-5 years in length, each comprising what investors commonly identify as bull and bear markets. However, the larger historical pattern is that the stock market has periodically achieved major extremes of overvaluation and major extremes of undervaluation spaced closer to 17-18 years apart. The deep undervaluation of 1982, and the striking overvaluation of 2000, are examples of these extremes. The long intervening periods between these “secular” extremes generally contain a number of shorter cyclical bull and bear market phases. During periods from a secular trough such as 1982 to a secular peak such as 2000, each successive bull market tends to peak at a higher level of valuation. In contrast, during periods from a secular peak such as the mid-late 1960’s to a secular trough such as 1982, each successive bear market tends to bottom at a lower level of valuation (though not necessarily a lower absolute price level, if earnings and other fundamentals have grown in the interim).

8

The Hussman Funds
Letter to Shareholders (continued)

This context is important, because while the market lows we observed in early 2009 appeared extreme relative to the market highs of 2007, the trough was not particularly deep from a long-term valuation perspective. Moreover, the subsequent market advance quickly restored valuations that are, on the metrics we use, among the highest 25% of historical observations. With little basis to expect strong long-term returns from the standpoint of valuations at present, and little basis to expect robust economic growth from the standpoint of credit expansion, it is important to allow for the possibility that investors will require a substantial revision in market valuations in order to accept sustained long-term exposure to market risk.

Without question, there are many Wall Street analysts who presently argue that stocks are cheap. Almost without exception, these assertions are based on 1) using a single year of projected “forward operating earnings” to value the stock market; 2) applying an improperly high “norm” for the price-to-earnings ratio; and 3) ignoring the variation in long-term earnings growth induced by changes in profit margins. To the extent that the usefulness of a valuation model can be judged by its ability to explain subsequent market returns, this valuation debate can be resolved by an examination of historical evidence (see in particular “Valuing the S&P 500 Using Forward Operating Earnings” in the weekly market commentaries of the Hussman Funds website). While the simplistic use of forward operating earnings fails to adequately explain subsequent long-term market returns, it is possible to produce historically accurate 10-year total return projections for the S&P 500 by properly correcting for earnings growth, profit margins and historical valuation norms. Unfortunately, these projections concur with other historically reliable measures in suggesting that the U.S. stock market is substantially overvalued at present.

Still, while valuations and economic considerations may create sufficient headwind to require periodic hedging of market risks, I do expect that we will continue to see a great number of opportunities in individual securities and industries that will provide a basis for investment returns on the basis of security selection. The same difficulties that have prompted what we view as reckless fiscal and monetary policy in recent years is likely, in our view, to provoke inflationary pressures in the second half of this decade, suggesting that securities with returns tied to real assets and commodity exposure may represent opportunity. As credit strains often produce concerns about deflation rather than inflation, my impression is that the next few years will provide adequate opportunities to establish holdings in these areas during occasional periods of price weakness.

9

The Hussman Funds
Letter to Shareholders (continued)

Moreover, despite economic challenges, there is every reason for optimism about innovation and discovery in a wide range of areas including wireless communications, medical devices, consumer electronics, genomic medicine, alternative energy, and even creative niche companies within established industries such as apparel and food services. When a company has well-received products that are not easily replicated, has significant opportunity to reinvest earnings into its growing business (rather than repurchasing shares to offset stock-based compensation to insiders), appears capable of delivering a long-term stream of cash flows to its investors over time, and has a stock price that appears reasonable in relation to the present value of those expected cash flows, that company may be a useful component to a well-diversified portfolio. Over the years, the emphasis of the Hussman Funds on careful security selection has been an important factor in our investment returns. I expect that, regardless of overall market prospects, we will observe numerous investment opportunities in securities characterized by favorable valuation and market action.

As always, the investment positions held by the Funds at any particular time reflect prevailing market conditions, and those positions will shift as market conditions change. We continue to pursue disciplined security selection, while aligning the market exposure of the Funds in response to changing market conditions.

Sincerely,

John P. Hussman, Ph.D.

10

The Hussman Funds
Letter to Shareholders (continued)

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

11

Hussman Strategic Growth Fund Portfolio Information
June 30, 2010 (Unaudited)

Sector Allocation (% of Net Assets)

. Hussman Strategic Total Return Fund Portfolio Information
June 30, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

12

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2010

COMMON STOCKS — 90.4%	Shares	Value
Consumer Discretionary — 22.8%
Hotels, Restaurants & Leisure — 4.4%
Cheesecake Factory, Inc. (The) (a)	2,292,000	$51,019,920
Chipotle Mexican Grill, Inc. - Class A (a)	400,000	54,724,000
P.F. Chang's China Bistro, Inc.	234,000	9,278,100
Panera Bread Co. - Class A (a)	1,659,200	124,921,168
Royal Caribbean Cruises Ltd. (a)	1,382,000	31,468,140
		271,411,328
Internet & Catalog Retail — 3.9%
Amazon.com, Inc. (a)	1,400,000	152,964,000
Netflix, Inc. (a)	800,000	86,920,000
		239,884,000
Media — 1.0%
Comcast Corp. - Class A	1,050,000	18,238,500
McGraw-Hill Cos., Inc. (The)	1,500,000	42,210,000
		60,448,500
Multiline Retail — 3.2%
Big Lots, Inc. (a)	1,000,000	32,090,000
Dollar Tree, Inc. (a)	750,000	31,222,500
Family Dollar Stores, Inc.	1,000,000	37,690,000
Kohl's Corp. (a)	1,000,000	47,500,000
Target Corp.	1,000,000	49,170,000
		197,672,500
Specialty Retail — 9.1%
Aéropostale, Inc. (a)	5,064,500	145,047,280
American Eagle Outfitters, Inc.	5,000,000	58,750,000
Bed Bath & Beyond, Inc. (a)	3,000,000	111,240,000
Best Buy Co., Inc.	1,500,000	50,790,000
GameStop Corp. - Class A (a)	800,000	15,032,000
Home Depot, Inc. (The)	3,000,000	84,210,000
Ross Stores, Inc.	300,000	15,987,000
TJX Cos., Inc. (The)	2,000,000	83,900,000
		564,956,280
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	750,000	27,412,500
Deckers Outdoor Corp. (a)	200,000	28,574,000
Under Armour, Inc. - Class A (a)	547,500	18,138,675
		74,125,175

13

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2010

COMMON STOCKS — 90.4% (continued)	Shares	Value
Consumer Staples — 16.0%
Beverages — 3.0%
Coca-Cola Co. (The)	1,500,000	$75,180,000
PepsiCo, Inc.	1,750,000	106,662,500
		181,842,500
Food & Staples Retailing — 4.2%
BJ's Wholesale Club, Inc. (a)	1,894,000	70,096,940
CVS Caremark Corp.	1,250,000	36,650,000
Kroger Co. (The)	1,250,000	24,612,500
Walgreen Co.	3,500,000	93,450,000
Whole Foods Market, Inc. (a)	1,000,000	36,020,000
		260,829,440
Food Products — 4.3%
General Mills, Inc.	4,000,000	142,080,000
H.J. Heinz Co.	282,000	12,188,040
J.M. Smucker Co. (The)	600,000	36,132,000
Kellogg Co.	1,500,000	75,450,000
		265,850,040
Household Products — 4.5%
Clorox Co. (The)	1,000,000	62,160,000
Colgate-Palmolive Co.	2,000,000	157,520,000
Procter & Gamble Co. (The)	986,000	59,140,280
		278,820,280
Energy — 2.2%
Energy Equipment & Services — 1.3%
Dresser-Rand Group, Inc. (a)	1,000,000	31,550,000
Helmerich & Payne, Inc.	750,000	27,390,000
Rowan Cos., Inc. (a)	1,000,000	21,940,000
		80,880,000
Oil, Gas & Consumable Fuels — 0.9%
Exxon Mobil Corp.	1,000,000	57,070,000

Financials — 0.5%
Insurance — 0.5%
Berkshire Hathaway, Inc. - Class B (a)	375,000	29,883,750

Health Care — 30.8%
Biotechnology — 1.1%
Amgen, Inc. (a)	1,000,000	52,600,000
Gilead Sciences, Inc. (a)	400,000	13,712,000
		66,312,000

14

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2010

COMMON STOCKS — 90.4% (continued)	Shares	Value
Health Care — 30.8% (continued)
Health Care Equipment & Supplies — 6.0%
Alcon, Inc.	500,000	$74,095,000
Align Technology, Inc. (a)	1,518,000	22,572,660
ArthroCare Corp. (a)	1,060,000	32,489,000
Becton, Dickinson and Co.	1,000,000	67,620,000
C.R. Bard, Inc.	800,000	62,024,000
IDEXX Laboratories, Inc. (a)	387,000	23,568,300
Integra LifeSciences Holdings Corp. (a)	1,001,000	37,037,000
Stryker Corp.	1,000,000	50,060,000
		369,465,960
Health Care Providers & Services — 7.6%
Amedisys, Inc. (a)	305,000	13,410,850
Humana, Inc. (a)	3,000,000	137,010,000
Laboratory Corp. of America Holdings (a)	800,000	60,280,000
LifePoint Hospitals, Inc. (a)	327,000	10,267,800
Patterson Cos., Inc.	1,000,000	28,530,000
Quest Diagnostics, Inc.	800,000	39,816,000
UnitedHealth Group, Inc.	2,000,000	56,800,000
WellPoint, Inc. (a)	2,500,000	122,325,000
		468,439,650
Life Sciences Tools & Services — 5.8%
Furiex Pharmaceuticals, Inc. (a)	62,500	635,000
Illumina, Inc. (a)	2,000,000	87,060,000
Life Technologies Corp. (a)	3,400,000	160,650,000
Pharmaceutical Product Development, Inc.	750,000	19,057,500
Waters Corp. (a)	1,458,000	94,332,600
		361,735,100
Pharmaceuticals — 10.3%
Abbott Laboratories	2,000,000	93,560,000
AstraZeneca plc - ADR	3,750,000	176,737,500
Biovail Corp.	2,000,000	38,480,000
Endo Pharmaceuticals Holdings, Inc. (a)	3,000,000	65,460,000
Forest Laboratories, Inc. (a)	150,000	4,114,500
Johnson & Johnson	1,000,000	59,060,000
Merck & Co., Inc.	2,000,000	69,940,000
Novartis AG - ADR	1,000,000	48,320,000
Pfizer, Inc.	5,000,000	71,300,000
Shire plc - ADR	183,000	11,232,540
		638,204,540

15

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2010

COMMON STOCKS — 90.4% (continued)	Shares	Value
Industrials — 2.0%
Electrical Equipment — 0.3%
SunPower Corp. - Class A (a)	1,400,000	$16,940,000

Machinery — 1.7%
Bucyrus International, Inc.	1,000,000	47,450,000
Joy Global, Inc.	1,000,000	50,090,000
Timken Co.	441,000	11,461,590
		109,001,590
Information Technology — 16.0%
Communications Equipment — 1.3%
ADTRAN, Inc.	400,000	10,908,000
Cisco Systems, Inc. (a)	3,000,000	63,930,000
EchoStar Corp. - Class A (a)	180,000	3,434,400
		78,272,400
Computers & Peripherals — 4.2%
Dell, Inc. (a)	4,000,000	48,240,000
NetApp, Inc. (a)	2,000,000	74,620,000
QLogic Corp. (a)	3,320,000	55,178,400
Synaptics, Inc. (a)	3,000,000	82,500,000
		260,538,400
Electronic Equipment & Instruments — 0.0%
FUJIFILM Holdings Corp. - ADR	49,400	1,415,310

Internet Software & Services — 1.0%
eBay, Inc. (a)	1,500,000	29,415,000
Vistaprint N.V. (a)	691,000	32,815,590
		62,230,590
IT Services — 2.8%
Amdocs Ltd. (a)	1,250,000	33,562,500
Cognizant Technology Solutions Corp. - Class A (a)	750,000	37,545,000
Computer Sciences Corp.	1,820,000	82,355,000
Sapient Corp. (a)	2,000,000	20,280,000
		173,742,500
Semiconductors & Semiconductor Equipment — 1.8%
Altera Corp.	1,000,000	24,810,000
Intel Corp.	1,000,000	19,450,000
Xilinx, Inc.	2,790,000	70,475,400
		114,735,400
Software — 4.9%
Check Point Software Technologies Ltd. (a)	2,400,000	70,752,000

16

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2010

COMMON STOCKS — 90.4% (continued)	Shares	Value
Information Technology — 16.0% (continued)
Software — 4.9% (continued)
FactSet Research Systems, Inc.	461,000	$30,882,390
Microsoft Corp.	5,000,000	115,050,000
Oracle Corp.	4,000,000	85,840,000
		302,524,390
Materials — 0.1%
Chemicals — 0.1%
BASF SE - ADR	76,800	4,212,480

Total Common Stocks (Cost $5,547,406,577)		$5,591,444,103

PUT OPTION CONTRACTS — 6.1%	Contracts	Value
Nasdaq 100 Index Option, 08/21/2010 at $1,800	3,000	$33,441,000
Russell 2000 Index Option, 08/21/2010 at $620	8,000	31,000,000
S&P 500 Index Option, 09/18/2010 at $1,030	24,000	142,152,000
S&P 500 Index Option, 09/18/2010 at $1,080	20,000	168,000,000
Total Put Option Contracts (Cost $246,060,760)		$374,593,000

Total Investments at Value — 96.5% (Cost $5,793,467,337)		$5,966,037,103

MONEY MARKET FUNDS — 8.2%	Shares	Value
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (b)	250,916,071	$250,916,071
First American Treasury Obligations Fund - Class Y, 0.00% (b)	257,699,509	257,699,509
Total Money Market Funds (Cost $508,615,580)		$508,615,580

Total Investments and Money Market Funds at Value — 104.7% (Cost $6,302,082,917)		$6,474,652,683

Liabilities in Excess of Other Assets — (4.7%)		(289,310,788)

Net Assets — 100.0%		$6,185,341,895

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See accompanying notes to financial statements.

17

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2010

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option, 08/21/2010 at $1,800	3,000	$14,532,000	$18,530,208
Russell 2000 Index Option, 08/21/2010 at $620	8,000	21,832,000	25,588,688
S&P 500 Index Option, 09/18/2010 at $1,030	24,000	131,832,000	143,966,064
S&P 500 Index Option, 09/18/2010 at $1,080	20,000	59,420,000	133,271,720
Total Written Option Contracts		$227,616,000	$321,356,680

See accompanying notes to financial statements.

18

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2010

COMMON STOCKS — 10.0%	Shares	Value
Materials — 7.7%
Metals & Mining — 7.7%
Agnico-Eagle Mines Ltd.	350,000	$21,273,000
AngloGold Ashanti Ltd. - ADR	155,000	6,692,900
Barrick Gold Corp.	1,100,000	49,951,000
Compania de Minas Buenaventura S.A. - ADR	100,000	3,844,000
Goldcorp, Inc.	150,000	6,577,500
Harmony Gold Mining Co. Ltd. - ADR	264,000	2,790,480
Newmont Mining Corp.	800,000	49,392,000
Randgold Resources Ltd. - ADR	50,000	4,737,500
Stillwater Mining Co. (a)	10,000	116,200
		145,374,580
Utilities — 2.3%
Electric Utilities — 1.0%
DPL, Inc.	300,000	7,170,000
Pepco Holdings, Inc.	300,000	4,704,000
Pinnacle West Capital Corp.	200,000	7,272,000
		19,146,000
Multi-Utilities — 1.3%
Alliant Energy Corp.	100,000	3,174,000
Ameren Corp.	200,000	4,754,000
Consolidated Edison, Inc.	65,000	2,801,500
DTE Energy Co.	200,000	9,122,000
SCANA Corp.	141,200	5,049,312
		24,900,812

Total Common Stocks (Cost $176,477,121)		$189,421,392

U.S. TREASURY OBLIGATIONS — 52.9%	Par Value	Value
U.S. Treasury Bills(b) — 13.3%
0.19%, due 07/01/2010	$250,000,000	$250,000,000

U.S. Treasury Bonds — 1.4%
4.25%, due 05/15/2039	25,000,000	26,437,500

U.S. Treasury Inflation-Protected Notes — 6.5%
2.00%, due 04/15/2012	26,857,250	27,843,421
2.00%, due 07/15/2014	28,912,500	31,053,847
2.375%, due 01/15/2027	16,214,850	18,006,088
2.50%, due 01/15/2029	40,614,000	46,030,243
		122,933,599

19

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2010

U.S. TREASURY OBLIGATIONS — 52.9% (continued)	Par Value	Value
U.S. Treasury Notes — 31.7%
3.00%, due 08/31/2016	$75,000,000	$78,281,250
2.75%, due 02/15/2019	50,000,000	49,820,300
3.125%, due 05/15/2019	50,000,000	51,050,800
3.625%, due 08/15/2019	200,000,000	211,515,600
3.375%, due 11/15/2019	200,000,000	207,172,000
		597,839,950

Total U.S. Treasury Obligations (Cost $953,631,113)		$997,211,049

EXCHANGE-TRADED FUNDS — 2.5%	Shares	Value
CurrencyShares British Pound Sterling Trust (a)	50,000	$7,439,000
CurrencyShares Japanese Yen Trust (a)	150,000	16,813,500
CurrencyShares Swiss Franc Trust (a)	150,000	13,830,000
SPDR DB International Government Inflation-Protected Bond ETF	160,000	8,299,200
Total Exchange-Traded Funds (Cost $44,899,895)		$46,381,700

Total Investments at Value — 65.4% (Cost $1,175,008,129)		$1,233,014,141

MONEY MARKET FUNDS — 33.9%	Shares	Value
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (c)	185,261,842	$185,261,842
First American Treasury Obligations Fund - Class Y, 0.00% (c)	452,812,613	452,812,613
Total Money Market Funds (Cost $638,074,455)		$638,074,455

Total Investments and Money Market Funds at Value — 99.3% (Cost $1,813,082,584)		$1,871,088,596

Other Assets in Excess of Liabilities — 0.7%		13,896,644

Net Assets — 100.0%		$1,884,985,240

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See accompanying notes to financial statements.

20

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2010

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$5,793,467,337	$1,175,008,129
At value (Note 1)	$5,966,037,103	$1,233,014,141
Investments in money market funds	508,615,580	638,074,455
Cash	500,000	—
Dividends and interest receivable	2,700,622	6,388,746
Receivable for investment securities sold	403,048,196	—
Receivable for capital shares sold	24,785,554	10,051,580
Other assets	481,344	134,254
Total Assets	6,906,168,399	1,887,663,176

LIABILITIES
Dividends payable	—	700,899
Written call options, at value (Notes 1 and 4) (premiums received $321,356,680)	227,616,000	—
Payable for investment securities purchased	483,917,568	—
Payable for capital shares redeemed	3,965,139	956,573
Accrued investment advisory fees (Note 3)	4,475,232	660,464
Payable to administrator (Note 3)	370,650	133,250
Other accrued expenses	481,915	226,750
Total Liabilities	720,826,504	2,677,936

NET ASSETS	$6,185,341,895	$1,884,985,240

Net assets consist of:
Paid-in capital	$6,526,006,219	$1,790,191,564
Undistributed net investment income	2,163,942	3,367,648
Accumulated net realized gains (losses) from security transactions and option contracts	(609,138,712)	33,420,016
Net unrealized appreciation on investments and option contracts	266,310,446	58,006,012

NET ASSETS	$6,185,341,895	$1,884,985,240

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	459,798,289	151,937,653

Net asset value, offering price and redemption price per share(a) (Note 1)	$13.45	$12.41

(a)	Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

21

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2010

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$59,424,490	$3,000,874
Foreign withholding taxes on dividends	(302,140)	(26,725)
Interest	—	28,843,374
Total Income	59,122,350	31,817,523

EXPENSES
Investment advisory fees (Note 3)	49,782,793	6,840,081
Transfer agent, account maintenance and shareholder services fees (Note 3)	3,050,451	870,085
Administration fees (Note 3)	2,236,018	829,619
Registration and filing fees	424,586	287,127
Custodian and bank service fees	375,527	117,884
Fund accounting fees (Note 3)	327,200	125,452
Postage and supplies	226,110	84,640
Trustees’ fees and expenses	112,603	112,603
Professional fees	99,962	82,802
Printing of shareholder reports	132,266	43,921
Compliance service fees (Note 3)	89,392	27,204
Insurance expense	66,719	14,314
Other expenses	34,078	28,581
Total Expenses	56,957,705	9,464,313

NET INVESTMENT INCOME	2,164,645	22,353,210

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	1,022,837,564	52,358,507
Option contracts	(1,057,179,191)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(60,548,943)	27,845,203
Option contracts	302,121,068	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND OPTION CONTRACTS	207,230,498	80,203,710

NET INCREASE IN NET ASSETS FROM OPERATIONS	$209,395,143	$102,556,920

See accompanying notes to financial statements.

22

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2010	Year Ended June 30, 2009
FROM OPERATIONS
Net investment income	$2,164,645	$10,748,413
Net realized gains (losses) from:
Security transactions	1,022,837,564	(688,494,870)
Option contracts	(1,057,179,191)	330,850,635
Net change in unrealized appreciation (depreciation) on:
Investments	(60,548,943)	429,851,097
Option contracts	302,121,068	(250,709,448)
Net increase (decrease) in net assets resulting from operations	209,395,143	(167,754,173)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,151,672)	(7,024,520)
From net realized gains	—	(442,790,095)
Decrease in net assets from distributions to shareholders	(7,151,672)	(449,814,615)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,031,392,017	3,473,953,198
Net asset value of shares issued in reinvestment of distributions to shareholders	5,351,985	362,131,353
Proceeds from redemption fees collected (Note 1)	474,913	1,924,023
Payments for shares redeemed	(2,029,932,592)	(1,519,635,649)
Net increase in net assets from capital share transactions	1,007,286,323	2,318,372,925

TOTAL INCREASE IN NET ASSETS	1,209,529,794	1,700,804,137

NET ASSETS
Beginning of year	4,975,812,101	3,275,007,964
End of year	$6,185,341,895	$4,975,812,101

UNDISTRIBUTED NET INVESTMENT INCOME	$2,163,942	$7,150,969

CAPITAL SHARE ACTIVITY
Shares sold	233,800,402	258,930,556
Shares reinvested	418,778	30,193,795
Shares redeemed	(157,582,321)	(114,190,405)
Net increase in shares outstanding	76,636,859	174,933,946
Shares outstanding at beginning of year	383,161,430	208,227,484
Shares outstanding at end of year	459,798,289	383,161,430

See accompanying notes to financial statements.

23

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2010	Year Ended June 30, 2009
FROM OPERATIONS
Net investment income	$22,353,210	$1,581,737
Net realized gains from security transactions	52,358,507	3,973,011
Net change in unrealized appreciation (depreciation) on investments	27,845,203	28,241,637
Net increase in net assets resulting from operations	102,556,920	33,796,385

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(19,991,520)	(315,708)
From net realized gains	(18,352,276)	(21,886,570)
Decrease in net assets from distributions to shareholders	(38,343,796)	(22,202,278)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,259,791,954	906,369,367
Net asset value of shares issued in reinvestment of distributions to shareholders	33,519,756	19,366,504
Proceeds from redemption fees collected (Note 1)	244,066	687,046
Payments for shares redeemed	(496,374,834)	(245,390,922)
Net increase in net assets from capital share transactions	797,180,942	681,031,995

TOTAL INCREASE IN NET ASSETS	861,394,066	692,626,102

NET ASSETS
Beginning of year	1,023,591,174	330,965,072
End of year	$1,884,985,240	$1,023,591,174

UNDISTRIBUTED NET INVESTMENT INCOME	$3,367,648	$41,247

CAPITAL SHARE ACTIVITY
Shares sold	104,030,315	78,248,845
Shares reinvested	2,758,642	1,792,403
Shares redeemed	(41,070,483)	(21,430,538)
Net increase in shares outstanding	65,718,474	58,610,710
Shares outstanding at beginning of year	86,219,179	27,608,469
Shares outstanding at end of year	151,937,653	86,219,179

See accompanying notes to financial statements.

24

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2010		Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Net asset value at beginning of year	$12.99		$15.73	$15.85	$16.13	$15.90

Income (loss) from investment operations:
Net investment income	0.00	(a)	0.03	0.04	0.14	0.08
Net realized and unrealized gains (losses) on investments and options	0.48		(0.88)	0.55	0.16	0.69
Total from investment operations	0.48		(0.85)	0.59	0.30	0.77

Less distributions:
Dividends from net investment income	(0.02)		(0.03)	(0.09)	(0.13)	(0.05)
Distributions from net realized gains	—		(1.87)	(0.63)	(0.46)	(0.50)
Total distributions	(0.02)		(1.90)	(0.72)	(0.59)	(0.55)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.01	0.01	0.01	0.01

Net asset value at end of year	$13.45		$12.99	$15.73	$15.85	$16.13

Total return(b)	3.68%		(4.35% )	3.84%	1.98%	5.05%

Net assets at end of year (000’s)	$6,185,342		$4,975,812	$3,275,008	$2,718,324	$2,816,108

Ratio of expenses to average net assets	1.05%		1.09%	1.11%	1.11%	1.14%

Ratio of net investment income to average net assets	0.04%		0.28%	0.28%	0.91%	0.63%

Portfolio turnover rate	111%		69%	150%	106%	63%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

25

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Net asset value at beginning of year	$11.87	$11.99	$10.92	$11.30	$10.94

Income from investment operations:
Net investment income	0.18	0.05	0.24	0.32	0.32
Net realized and unrealized gains on investments and foreign currencies	0.69	0.35	1.59	0.06	0.65
Total from investment operations	0.87	0.40	1.83	0.38	0.97

Less distributions:
Dividends from net investment income	(0.16)	(0.01)	(0.23)	(0.33)	(0.31)
Distributions from net realized gains	(0.17)	(0.53)	(0.54)	(0.43)	(0.30)
Total distributions	(0.33)	(0.54)	(0.77)	(0.76)	(0.61)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.02	0.01	0.00 (a)	0.00 (a)

Net asset value at end of year	$12.41	$11.87	$11.99	$10.92	$11.30

Total return(b)	7.44%	3.94%	17.23%	3.46%	9.01%

Net assets at end of year (000’s)	$1,884,985	$1,023,591	$330,965	$174,480	$158,735

Ratio of net expenses to average net assets(c)	0.67%	0.75%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets	1.59%	0.26%	2.05%	2.86%	2.94%

Portfolio turnover rate	69%	36%	212%	41%	55%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.92% for the year ended June 30, 2006.

See accompanying notes to financial statements.

26

Hussman Investment Trust Notes to Financial Statements
June 30, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (each, a “Fund”, and collectively, the “Funds”) are diversified series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end managment investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Securities and Options Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and asked prices. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Econometrics Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2010, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at

27

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. The fair value of securities with remaining maturities of 60 days or less may be determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurement.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, options contracts purchased and written by Hussman Strategic Growth Fund are classified as Level 2 since they are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the

28

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is derived to fall is the lowest level input that is significant to the fair value measurements in its entirety.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2010 by security type:

Hussman Strategic Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$5,591,444,103	$—	$—	$5,591,444,103
Put Option Contracts	—	374,593,000	—	374,593,000
Money Market Funds	508,615,580	—	—	508,615,580
Written Call Option Contracts	—	(227,616,000)	—	(227,616,000)
Total	$6,100,059,683	$146,977,000	$—	$6,247,036,683

Hussman Strategic Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$189,421,392	$—	$—	$189,421,392
U.S. Treasury Obligations	—	997,211,049	—	997,211,049
Exchange-Traded Funds	46,381,700	—	—	46,381,700
Money Market Funds	638,074,455	—	—	638,074,455
Total	$873,877,547	$997,211,049	$—	$1,871,088,596

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type) that comprise that Funds holdings within the Level 1 and Level 2 categories shown in the tables above. During the year ended June 30, 2010, the Funds did not have any significant transfers in and out of Level 1 or Level 2. In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during or as of the year ended June 30, 2010.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities. The Fund may also purchase a foreign currency option to establish or modify the Fund’s exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio.

29

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

Hussman Strategic Growth Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities. To the extent there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently valued. If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Repurchase Agreements — The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities collateralizing these agreements is monitored on a daily basis to ensure that the value of the collateral during the term of the agreements equals or exceeds the repurchase price plus accrued interest. If the bank or dealer defaults, realization of the collateral by the Fund may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.      The market values of investment securities and other assets and liabilities are translated at the closing rate on the London Stock Exchange each day.

B.      Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

C.      The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

30

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within sixty days of the date of purchase. During the years ended June 30, 2010 and June 30, 2009, proceeds from redemption fees totaled $474,913 and $1,924,023, respectively, for Hussman Strategic Growth Fund and $244,066 and $687,046, respectively, for Hussman Strategic Total Return Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment of foreign currency transactions.

31

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	6/30/10	$7,151,672	$—	$7,151,672
	6/30/09	$50,652,965	$399,161,650	$449,814,615
Hussman Strategic Total Return Fund	6/30/10	$34,722,623	$3,621,173	$38,343,796
	6/30/09	$14,043,798	$8,158,480	$22,202,278

Securities Transactions — For financial statement purposes, securities transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated between the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — It is each Fund’s policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

32

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

The following information is computed on a tax basis for each item as of June 30, 2010:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
Cost of portfolio investments	$5,992,164,704	$1,812,842,317
Gross unrealized appreciation	$478,055,825	$62,608,039
Gross unrealized depreciation	(445,456,766)	(4,361,760)
Net unrealized appreciation	$32,599,059	$58,246,279
Undistributed ordinary income	2,163,942	13,888,266
Undistributed long-term gains	—	23,360,030
Capital loss carryforwards	(375,427,325)	—
Other temporary differences	—	(700,899)
Total accumulated earnings (deficit)	$(340,664,324)	$94,793,676

The difference between the federal income tax cost of portfolio investments and their financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales and differing treatments of realized and unrealized gains and losses on exchange-traded funds taxed as grantor trusts.

As of June 30, 2010, Hussman Strategic Growth Fund has capital loss carryforwards for federal income tax purposes of $375,427,325, which expire June 30, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended June 30, 2010, Hussman Strategic Total Return Fund reclassified $964,711 of accumulated net realized gains from security transactions against undistributed net investment income on its Statement of Assets and Liabilities due to differing treatments of realized gains and losses on exchange-traded funds taxed as grantor trusts. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s total net assets or net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2006 through June 30, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

33

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $5,753,010,628 and $6,000,844,918, respectively, for Hussman Strategic Growth Fund and $699,044,752 and $589,136,951, respectively, for Hussman Strategic Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES

One of the Trustees and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent and fund accounting agent.

Advisory Agreement

Effective July 13, 2009, under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of its average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets in excess of $5 billion. Effective July 13, 2009, under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets and 0.45% of such assets in excess of $1 billion.

Prior to July 13, 2009, Hussman Strategic Growth Fund paid a fee, which was computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of its average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Prior to July 13, 2009, Hussman Strategic Total Return Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at annual rates of 0.55% of the first $500 million of its average daily net assets and 0.50% of such assets in excess of $500 million.

Administration Agreement

Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities.

34

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

Under the terms of the Administration Agreement, Ultimus receives a monthly fee from each Fund computed at annual rates of 0.075% of the Fund’s average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; and 0.025% of such assets in excess of $5 billion, subject to a per Fund minimum monthly fee of $2,000.

Fund Accounting Agreement

Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee of $2,500, plus an asset-based fee computed at annual rates of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Funds’ portfolio securities.

Transfer Agent and Shareholder Services Agreement

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, of $22 annually for each direct account and $12 annually for certain accounts established through financial intermediaries, subject to a per Fund minimum fee of $1,500 per month. For the year ended June 30, 2010, such fees paid by Hussman Strategic Growth Fund and Hussman Strategic Total Return were $1,586,998 and $344,963, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended June 30, 2010, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $1,463,453 and $525,122, respectively, to financial intermediaries for such services.

35

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus a base fee of $15,000 per annum, plus an asset-based fee computed at annual rates of .005% of the average value of the Trust’s  aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. Each Fund pays its proportionate share of such fee along with the other series of the Trust. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4. DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2010 were as follows:

	Option Contracts	Option Premiums
Options outstanding at beginning of year	54,000	$506,291,976
Options written	362,500	4,383,395,673
Options cancelled in a closing purchase transaction	(361,500)	(4,568,330,969)
Options outstanding at end of year	55,000	$321,356,680

No options contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2010.

The locations in the Statements of Assets and Liabilities of Hussman Strategic Growth Fund’s derivative positions are as follows:

		Fair Value		Gross Notional
				Amount
Type of		Asset	Liability	Outstanding
Derivative	Location	Derivatives	Derivatives	June 30, 2010
Index put options purchased	Investments in securities at value	$374,593,000	$—	$5,668,000,000
Index call options purchased	Investments in securities at value	—	—	—
Index call options written	Written call options, at value	—	(227,616,000)	(5,668,000,000)

36

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

The average monthly net notional amount of option contracts during the year ended June 30, 2010 was $1,366,500,000 for Hussman Strategic Growth Fund.

Transactions in derivative instruments during the year ended June 30, 2010 by Hussman Strategic Growth Fund are recorded in the following locations in the Statements of Operations:

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$ (604,402,135)	Net change in unrealized appreciation (depreciation) on option contracts	$197,961,364
Index call options purchased	Net realized gains (losses) from option contracts	154,186,368	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(606,963,424)	Net change in unrealized appreciation (depreciation) on option contracts	104,159,704

5. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2010, the Funds did not borrow under their respective lines of credit.

6. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities that may arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

37

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2010

7. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on each Fund’s financial statement disclosures.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

Effective as of July 1, 2010, the advisory fee paid to the Adviser by Hussman Strategic Growth Fund was reduced to the following annual rates: 0.90% of the first $5 billion of average daily net assets and 0.85% of such assets over $5 billion.

38

Hussman Investment Trust Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the “Funds”) as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund of Hussman Investment Trust as of June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 25, 2010

39

Hussman Investment Trust About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2010 – June 30, 2010).

The table on the following page illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

40

Hussman Investment Trust About Your Fund’s Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios for the past five years, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Hussman Strategic Growth Fund
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,052.40	$ 5.29
Based on Hypothetical 5% Annual Return (before expenses)	$ 1,000.00	$ 1,019.64	$ 5.21

*
Expenses are equal to Hussman Strategic Growth Fund’s annualized expense ratio of 1.04% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic Total Return Fund
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,042.30	$ 3.34
Based on Hypothetical 5% Annual Return (before expenses)	$ 1,000.00	$ 1,021.52	$ 3.31

*
Expenses are equal to Hussman Strategic Total Return Fund’s annualized expense ratio of 0.66% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

41

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	47	President and Trustee	Since June 2000
David C. Anderson	916 North Oak Park Avenue Oak Park, IL 60302	59	Trustee	Since June 2000
Nelson F. Freeburg	9320 Grove Park Cove Germantown, TN 38139	58	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	63	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	53	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	48	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	53	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees three portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

42

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2010. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $7,151,672 and $34,722,623, respectively, as taxed at a maximum rate of 15%. Hussman Strategic Total Return Fund intends to designate $3,621,173 as long-term gain distributions. For the fiscal year ended June 30, 2010, 65% and 12%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

43

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees of Hussman Investment Trust, with the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, have reviewed and annually approved the continuance of each Fund’s Investment Advisory Agreement (the “Agreements”) with the Adviser. The most recent approval of the Agreements took place at a meeting held on June 18, 2010, at which all of the Trustees were present in person.

The Independent Trustees were advised by independent counsel of their responsibilities in determining whether to approve the continuance of the Agreements, and the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether fee levels reflect any such economies of scale for the benefit of the Funds’ shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuances of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds’ returns were compared to the returns of relevant indices and a selected peer group of other mutual funds. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund’s stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund’s hedging strategies have generally been successful in enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that, since inception, Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that certain more recent periods of moderated performance due to hedging have been consistent with the investment objective of

45

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that the Fund’s average annual total return of 7.41% from inception on September 12, 2002 through May 31, 2010 compared favorably to the 5.14% return of the Barclays Capital U.S. Aggregate Bond Index.

In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for peer groups of mutual funds categorized both by fund size and by investment style. The Trustees took note of the fact that the effective advisory fee rate and expense ratio of each Fund are considerably less than the averages for peer group funds investing in similar securities. The Trustees also took note of the fact that, since each Fund’s inception, its effective advisory fee and its expense ratio have declined as a result of revised advisory fee breakpoints and economies of scale in certain expenses of the Funds. The Adviser and the Trustees agreed to an additional reduction in the advisory fee payable by Hussman Strategic Growth Fund, effective July 1, 2010. The Adviser offered this fee reduction, consistent with its prior fee reduction initiatives, to lower expenses for the benefit of shareholders as the Fund grows. The advisory fee paid by Hussman Strategic Growth Fund had been calculated at the annual rates of 0.95% on the first $2 billion of the Fund’s average daily net assets, 0.90% on the next 3 billion of such assets, and 0.85% on such assets in excess of $5 billion. Effective July 1, 2010, the advisory fee was reduced to 0.90% on the first $5 billion of the Fund’s average daily net assets and 0.85% on such assets over $5 billion. The Trustees concluded that, based upon the investment strategy and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by the Fund are fair and reasonable. The Trustees noted that the fee revisions will result in an immediate reduction of $1,000,000 annually in the advisory fees paid by Hussman Strategic Growth Fund, further resulting in a decline in the Fund’s effective advisory fee ratio (based on the Fund’s net assets at the time of the Board meeting) from 0.92% to 0.89%. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule proposed by the Adviser are appropriate and allow Hussman Strategic Growth Fund to participate in economies of scale commensurate with asset growth.

The Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser’s revenues and expenses with respect to the Funds for the year ended December 31, 2009 and for the quarter ended March 31, 2010, and an analysis of the Adviser’s profitability with respect to each Fund covering the years 2007, 2008 and 2009. The Independent Trustees concluded, with respect to each Fund, that the Adviser’s profitability

46

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

was not excessive given the high quality and scope of services provided by the Adviser and the long-term investment performance of the Funds. The Trustees also reviewed the Funds’ brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

The Independent Trustees concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of the Funds in achieving their stated objectives, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds’ investment programs, which involve extensive risk-management activities; (iii) the effective advisory fee rate of 0.89% for Hussman Strategic Growth Fund, based upon current asset levels, compares favorably to the average advisory fees for other “long-short” funds, as categorized by Morningstar, and, when compared to hedge funds offering similar investment programs, the Fund is much less expensive; (iv) the effective advisory fee rate of 0.48% for Hussman Strategic Total Return Fund, based upon current asset levels, compares favorably to the average advisory fee of other funds of similar size investing in similar securities; (v) the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (vi) each Fund has participated in economies of scale of expenses under its advisory fee structure, and Hussman Strategic Growth Fund can be expected to realize further benefits through the new advisory fee breakpoints that have been proposed by the Adviser and can be expected to further lower the effective advisory fee rate of such Fund; (vii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as “long-short” funds, and the total expense ratio for Hussman Strategic Total Return Fund is considerably less than the average for “conservative allocation” funds tracked by Morningstar; and (viii) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions, and does not direct transactions to obtain “soft dollar” services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

47

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INVESTMENT ADVISER
Hussman Econometrics Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland  21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio  45246

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio  45202

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio  45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York  10022

This Annual Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

HUSSMAN INVESTMENT TRUST Hussman Strategic International Equity Fund Annual Report June 30, 2010

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Hussman Strategic International Equity Fund commenced operations on December 31, 2009. During its initial fiscal period ended June 30, 2010, operational functions relating to trading, clearing, accounting, and custody were established and tested, and the Fund was managed with seed capital contributed by the investment manager. The Fund will begin accepting shareholder investments on September 1, 2010.

Strategic International Equity Fund achieved a total return of 0.89% from its inception on December 31, 2009 through June 30, 2010, compared to a loss of -14.72% in the MSCI EAFE Index during this same period.  As of June 30, 2010, the Strategic International Equity Fund had net assets of $8,801,638 and held 59 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in Health Care (12.3%), Consumer Staples (9.1%), Information Technology (9.0%), Telecommunication Services (8.9%), Consumer Discretionary (8.6%), and Utilities (6.1%). The smallest industry weights were in Energy (2.8%), Industrials (2.6%) and Materials (1.3%).  Exchange-traded funds accounted for 8.9% of net assets.

While the Fund is widely diversified and its performance is affected by numerous investment positions, hedging gains were primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2010. Individual equity holdings having appreciation in excess of $10,000 included Icon PLC - ADR, Cia Saneamento Basico and Cia Paranaense - ADR. Holdings declining in value in excess of $20,000 included Unilever, iShares Australia, Mindray Medical International, BP and Fugro.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in the
Hussman Strategic International Equity Fund versus the MSCI EAFE Index

Total Return (a)
(for period ended June 30, 2010)

Since Inception(b)(c)
Hussman Strategic International Equity Fund	0.80%
MSCI EAFE Index(d)	-14.72%

(a) The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

(c) The Fund's expense ratio was 2.00% during its most recent fiscaly year ended June 30, 2010.  The expense ratio as disclosed in the September 8, 2009 prospectus was 2.02%.

(d) The MSCI EAFE (Europe, Austrailia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  As of May 29, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices:  Austrailia, Austria, Belgium, Denmark, Finland, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Swedan, Switzergland and the United Kingdom.  Source:  MSCIBarra.com

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
June 30, 2010 (Unaudited)

Asset Allocation (% of Net Assets)
8.9%
1.9%
28.4%
60.8%
Common Stocks - 60.8%
Cash Equivalents, Other Assets and Liabilities - 28.4%
Exchange-Traded Funds - 8.9%
Put Option Contracts - 1.9%

Country Allocation (% of Common Stocks)
16.9%
10.7%
4.6%
8.1%
7.9%
3.6%
7.2%
8.2%
6.8%
9.2%
16.8%
Brazil - 10.7%
China - 4.6%
France - 8.1%
Germany - 7.9%
India - 3.6%
Japan - 7.2%
Netherlands - 8.2%
Swedan - 6.8%
Switzerland - 9.2%
United Kingdom - 16.8%
Other - 16.9%

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2010

COMMON STOCKS - 60.8%	Shares	Value
Argentina - 1.1%
Telecom Argentina S.A. - ADR	6,000	$98,580

Australia - 0.8%
Telstra Corp. Ltd. - ADR	5,000	68,450

Bermuda - 1.1%
Yue Yuen Industrial (Holdings) Ltd. - ADR	6,000	92,940

Brazil - 6.5%
Companhia de Bebidas das Americas - ADR	1,000	101,010
Companhia de Saneamento Basico do Estado de Sao Paulo - ADR	5,500	227,370
Companhia Paranaense de Energia-Copel - ADR	5,000	103,250
CPFLl Energia S.A. - ADR	1,500	100,425
Telecomunicações de São Paulo S.A. - TELESP - ADR	2,000	40,720
		572,775
Chile - 1.3%
Embotelladora Andina S.A. - ADR	200	4,472
Enersis S.A. - ADR	5,500	109,505
		113,977
China - 2.8%
JA Solar Holdings Co. Ltd. - ADR (a)	8,000	37,200
Mindray Medical International Ltd. - ADR	4,000	125,680
Trina Solar Ltd. - ADR (a)	5,000	86,400
		249,280
France - 4.9%
Alten (b)	3,000	72,985
Dassault Systèmes S.A. - ADR	2,250	135,787
L'Oréal (b)	1,000	98,075
Sanofi-Aventis - ADR	4,000	120,240
		427,087
Germany - 4.8%
BASF SE - ADR	2,000	109,700
Beiersdorf AG	2,000	110,646
Puma AG Rudolf Dassler Sport (b)	350	93,179
SAP AG - ADR	2,500	110,750
		424,275

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 60.8% (Continued)	Shares	Value
India - 2.2%
Infosys Technologies Ltd. - ADR	1,750	$104,843
Wipro Ltd. - ADR	7,500	90,000
		194,843
Ireland - 1.3%
ICON plc - ADR (a)	4,000	115,560

Israel - 1.0%
Partner Communications Co. Ltd. - ADR	6,000	91,560

Japan - 4.4%
Nintendo Co. Ltd. - ADR	3,000	111,816
Nippon Telegraph and Telephone Corp. - ADR	5,000	101,700
Nitori Co. Ltd. (b)	1,000	86,126
Takeda Pharmaceutical Co. Ltd. (b)	2,000	85,832
		385,474
Mexico - 1.1%
América Móvil S.A.B. de C.V. - Series A - ADR	2,000	95,160

Netherlands - 5.0%
Fugro N.V. (b)	3,500	161,963
TNT N.V. (b)	3,500	88,303
Unilever N.V.	7,000	191,240
		441,506
Philippines - 0.9%
Philippine Long Distance Telephone Co. - ADR	1,500	76,455

Portugal - 0.9%
Portugal Telecom, SGPS, S.A. - ADR	8,000	79,360

Russia - 0.6%
Mobile TeleSystems OJSC - ADR	2,500	47,900

Sweden - 4.1%
Alfa Laval AB (b)	8,000	104,096
Axfood AB (b)	3,000	78,762
Hennes & Mauritz AB (H&M) - B (b)	4,000	110,146
Telefonaktiebolaget LM Ericsson - ADR	6,000	66,120
		359,124
Switzerland - 5.6%
Nestlé S.A. - ADR	3,000	144,720

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 60.8% (Continued)	Shares	Value
Switzerland - 5.6% (Continued)
Novartis AG - ADR	3,500	$169,120
Swisscom AG - ADR	2,000	67,300
Synthes, Inc. (b)	1,000	114,927
		496,067
Turkey - 0.2%
Turkcell Iletisim Hizmetleri AS - ADR	1,500	19,470

United Kingdom - 10.2%
AstraZeneca plc - ADR	3,000	141,390
Carnival plc - ADR	4,000	129,640
Marks & Spencer Group plc (b)	8,500	41,906
Next plc (b)	3,500	104,439
Pearson plc - ADR	7,500	98,625
Reckitt Benckiser Group plc - ADR	7,500	69,600
Sage Group plc (The) (b)	30,000	103,446
Shire plc - ADR	1,500	92,070
Smith & Nephew plc - ADR	2,500	117,500
		898,616

Total Common Stocks (Cost $5,584,381)		$5,348,459

EXCHANGE-TRADED FUNDS - 8.9%	Shares	Value
iShares MSCI Belgium Index	15,000	$162,750
iShares MSCI Canada Index	6,000	148,920
iShares MSCI Netherlands Index	9,000	153,990
iShares MSCI Sweden Index	7,000	159,810
iShares MSCI United Kingdom Index	12,000	161,280
Total Exchange-Traded Funds (Cost $851,021)		$786,750

PUT OPTION CONTRACTS - 1.9%	Contracts	Value
S&P 500 Index Option, 9/18/2010 at $1,080 (Cost $109,953)	20	$168,000

Total Investments at Value - 71.6% (Cost $6,545,355)		$6,303,209

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 17.5%	Shares	Value
Northern Institutional Treasury Portfolio, 0.06% (c) (Cost $1,538,327)	1,538,327	$1,538,327

Total Investments and Money Market Funds at Value - 89.1% (Cost $8,083,682)		$7,841,536

Other Assets in Excess of Liabilities - 10.9%		960,102

Net Assets - 100.0%		$8,801,638

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	Fair value priced (Note 1). Fair valued securities totaled $1,344,185 at June 30, 2010, representing 15.3% of net assets.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
June 30, 2010

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/18/2010 at $1,080	20	$59,420	$137,471

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
SCHEDULE OF FUTURES CONTRACTS SOLD SHORT
June 30, 2010

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciaton)
Euro STOXX 50 Index Future	9/18/2010	90	$2,791,313	$13,577
FTSE 100 Index Future	9/18/2010	15	1,080,902	44,646
Total Futures Contracts Sold Short			$3,872,215	$58,223

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

ASSETS
Investments in securities:
At acquisition cost	$6,545,355
At value (Note 1)	$6,303,209
Investments in money market funds	1,538,327
Dividends receivable	7,052
Receivable from Adviser (Note 3)	43,262
Variation margin receivable (Note 1)	353,309
Margin deposits for futures (Note 1)	643,697
Other assets	14,027
Total assets	8,902,883

LIABILITIES
Accrued liabilities:
Written call options, at value (Notes 1 and 4) (premiums received $137,471)	59,420
Payable to administrator (Note 3)	6,995
Other accrued expenses	34,830
Total liabilities	101,245

NET ASSETS	$8,801,638

NET ASSETS CONSIST OF:
Paid-in capital	$8,702,614
Undistributed net realized gains from security transactions and option and futures contracts	205,377
Net unrealized appreciation (depreciation) on:
Investment securities	(300,193)
Option contracts	136,098
Futures contracts	58,223
Translation of assets and liabilities in foreign currencies	(481)

NET ASSETS	$8,801,638

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	873,351

Net asset value, offering price and redemption price per share (a)	$10.08

(a)	Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
For the Period Ended June 30, 2010 (a)

INVESTMENT INCOME
Dividend income	$54,995
Foreign withholding taxes on dividends	(5,132)
Total investment income	49,863

EXPENSES
Professional fees	49,061
Trustees' fees and expenses	44,210
Investment advisory fees (Note 3)	36,962
Fund accounting fees (Note 3)	18,371
Administration fees (Note 3)	12,000
Transfer agent fees (Note 3)	9,000
Custody fees	7,381
Compliance fees (Note 3)	2,554
Postage and supplies	1,740
Registration fees	1,128
Other expenses	3,729
Total expenses	186,136
Less fee reductions and expense reimbursements by the Adviser (Note 3)	(111,498)
Net expenses	74,638

NET INVESTMENT LOSS	(24,775)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	(61,952)
Option contracts	93,062
Futures contracts	215,604
Foreign currency transactions	(16,562)
Net change in unrealized appreciation (depreciation) on:
Security transactions	(300,193)
Option contracts	136,098
Futures contracts	58,223
Foreign currency translation	(481)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	123,799

NET INCREASE IN NET ASSETS FROM OPERATIONS	$99,024

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
Period
Ended
June 30,
2010 (a)
FROM OPERATIONS
Net investment loss	$(24,775)
Net realized gains (losses) from:
Security transactions	(61,952)
Option contracts	93,062
Futures contracts	215,604
Foreign currency transactions	(16,562)
Net change in unrealized appreciation (depreciation) on:
Security transactions	(300,193)
Option contracts	136,098
Futures contracts	58,223
Foreign currency translation	(481)
Net increase in net assets from operations	99,024

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,702,614

TOTAL INCREASE IN NET ASSETS	8,801,638

NET ASSETS
Beginning of period	-
End of period	$8,801,638

UNDISTRIBUTED NET INVESTMENT INCOME	$-

CAPITAL SHARE ACTIVITY
Shares sold	873,351
Net increase in shares outstanding	873,351
Shares outstanding at beginning of period	-
Shares outstanding at end of period	873,351

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
	Period
	Ended
	June 30,
	2010 (a)

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments and
option and futures contracts	0.11
Total from investment operations	0.08

Net asset value at end of period	$10.08

Total return (b)	0.80%	(c)

Net assets at end of period (000's)	$8,802

Ratios/supplementary data:
Ratio of gross expenses to average net assets	5.00%	(c)

Ratio of net expenses to average net assets (e)	2.00%	(d)

Ratio of net investment loss to average net assets (e)	-0.67%	(d)

Portfolio turnover rate	13%	(c)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).

See accompanying notes to financial statements.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2010

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic International Equity Fund (the “Fund”) is a diversified series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund is authorized to issue an unlimited number of shares.  The Fund commenced operations on December 31, 2009.

The Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.  The Fund invests primarily in equity securities of non-U.S. issuers.

Securities and Options Valuation — The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 Eastern time) on each business day the NYSE is open.  Securities, other than options, listed on the NYSE or other U.S. exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day.  Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and asked prices.  Because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, its portfolio securities may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees.  As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Econometrics Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of the net asset value.  Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.  Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price or, if not available, at the mean of the bid and ask prices as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices.  Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.  The fair value of securities with remaining maturities of 60 days or less may be determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees.  Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•           Level 1 – quoted prices in active markets for identical securities
•           Level 2 – other significant observable inputs
•           Level 3 – significant unobservable inputs

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For example, option contracts purchased and written by the Fund are classified as Level 2 since they are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value.  The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of June 30, 2010 by security type:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$4,004,274	$1,344,185	$-	$5,348,459
Exchange-Traded Funds	786,750	-	-	786,750
Put Option Contracts	-	168,000	-	168,000
Money Market Funds	1,538,327	-	-	1,538,327
Total Investments in Securities	$6,329,351	$1,512,185	$-	$7,841,536

Other Financial Instruments:
Liabilities
Futures Contracts Sold Short	$(3,872,215)	$-	$-	$(3,872,215)
Written Call Option Contracts	-	(59,420)	-	(59,420)
Total Derivative Instruments	$(3,872,215)	$(59,420)	$-	$(3,931,635)

The Fund’s Schedule of Investments identifies the specific securities (by type of security and geographical region) that comprise the Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.  During the period ended June 30, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2.  In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during or as of the period ended June 30, 2010.

Futures and Options Transactions — The Fund may purchase and write put and call options on broad-based stock indices.  The Fund may also purchase and write call and put options on individual securities.  The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities.  The Fund may also enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

When the Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently valued.  If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated.  If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When the Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract.  Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 10% to 15% of the contract amount.  This is called the “initial margin deposit.”  Subsequent payments, know as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying stock index.  The Fund recognizes a gain or loss equal to the daily variation margin.  If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index future and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Repurchase Agreements — The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities collateralizing these agreements is monitored on a daily basis to ensure that the value of the collateral during the term of the agreements equals or exceeds the repurchase price plus accrued interest. If the bank or dealer defaults, realization of the collateral by the Fund may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines.

Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.           The market values of investment securities and other assets and liabilities are translated at the closing spot rate on the London Stock Exchange each day.

B.           Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

C.           The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.  Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business.  The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.  However, shares of the Fund are generally subject to a redemption fee of 1.5%, payable to the Fund, if redeemed within sixty days of the date of purchase. During the period ended June 30, 2010, no redemption fees were collected.

Investment Income —Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.  Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Distributions to shareholders arising from net investment income, if any, are declared and paid annually.  Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  There were no distributions to shareholders during the period ended June 30, 2010.

Securities Transactions — For financial statement purposes, securities transactions are accounted for on trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to the Fund or solely to another series of the Trust are allocated among the Fund and other series of the Trust based on relative net assets or the nature of the expense and the relative applicability to the Fund.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Tax — It is the Fund’s policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a Federal excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2010:

Cost of portfolio investments and option contracts	$7,946,211
Gross unrealized appreciation	$114,426
Gross unrealized depreciation	(459,265)
Net unrealized depreciation on investments and option contracts	(344,839)
Net unrealized depreciation of assets and liabilities in foreign currencies	(481)
Net unrealized appreciation on futures contracts	58,223
Undistributed ordinary income	117,074
Undistributed long-term gains	269,047
Total accumulated earnings	$99,024

The difference between the federal income tax cost of portfolio investments and its financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to option transactions.

For the period ended June 30, 2010, the Fund reclassified $24,775 of net investment loss against undistributed net realized gains from security transactions and option and future contracts.  This reclassification is reflected on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s total net assets or net asset value per share.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2.  INVESTMENT TRANSACTIONS

During the period ended June 30, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $6,902,432 and $405,078, respectively.

3.  TRANSACTIONS WITH AFFILIATES

One of the Trustees and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent.

Advisory Agreement
Under the terms of an Advisory Agreement between the Trust and the Adviser, the Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets over $3 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 2.00% annually of its average daily net assets.  This Expense Limitation Agreement remains in effect until at least December 31, 2012.  During the period ended June 30, 2010, the Adviser did not collect any of its advisory fees and reimbursed the Fund $74,536 of its other operating expenses.

Any fee reductions or expense reimbursements by the Adviser, either before or after December 31, 2012, are subject to repayment by the Fund provided that such repayment does not result in the Fund’s expenses exceeding the 2.00% annual limitation and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.  As of June 30, 2010, the amount available for recovery that has been paid and/or waived by the Adviser on behalf of the Fund is $111,498, which expires during the year ended June 30, 2013.

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2010, John P. Hussman, President of the Adviser, owned 100.0% of the outstanding shares of the Fund.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Administration Agreement
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities.  Under the terms of the Administration Agreement, Ultimus receives a monthly fee from the Fund at annual rates of 0.075% of the Fund’s average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; and 0.025% of such assets in excess of $5 billion, subject to a minimum monthly fee of $2,000.

Fund Accounting Agreement
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, Ultimus receives a monthly base fee of $3,000, plus an asset-based fee computed at annual rates of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  In addition, the Fund reimburses Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Fund’s portfolio securities.

Transfer Agent and Shareholder Services Agreement
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives a fee from the Fund, payable monthly, of $22 annually for each direct account and $12 annually for certain accounts established through financial intermediaries, subject to a minimum monthly fee of $1,500.  In addition, the Fund reimburses Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies.

For shareholder accounts held through financial intermediaries, the Fund may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services.  During the period ended June 30, 2010, no fees were paid by the Fund for such services.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Compliance Consulting Agreement
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $15,000 per annum, plus an asset-based fee computed at annual rates of .005% of the average value of the Trust’s aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion.  The Fund pays its proportionate share of such fee along with the other series of the Trust.  In addition, the Trust reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.  DERIVATIVES TRANSACTIONS

Transactions in option contracts written by the Fund during the period ended June 30, 2010 were as follows:

	Option	Option
	Contracts	Premiums
Options outstanding at beginning of period	-	$-
Options written	40	331,493
Options cancelled in a closing purchase transaction	(20)	(194,021)
Options outstanding at end of period	20	$137,472

As of June 30, 2010, the Fund sold 105 futures contracts on stock indices for delivery in September 2010.  The Fund has recorded an unrealized gain of $58,223 as of June 30, 2010 related to these contracts.  The Fund has additionally recorded a receivable of $353,309 as of June 30, 2010 related to the cumulative daily variation margin related to these contracts.

The locations in the Statement of Assets and Liabilities of the Fund’s derivative positions are as follows:

		Fair Value		Gross Notional
		Asset	Liability	Amount Outstanding
Type of Derivative	Location	Derivatives	Derivatives	June 30, 2010
Index put options purchased	Investments in securities at value	$168,000	$-	$2,160,000
Index call options written	Written call options, at value	-	(59,420)	(2,160,000)

The average monthly net notional amount of option contracts during the year ended June 30, 2010 was $0 for the Fund.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in derivative instruments during the period ended June 30, 2010 by the Fund are recorded in the following locations in the Statements of Operations:

		Realized		Change in
Type of		Gains		Unrealized
Derivative	Location	(Losses)	Location	Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(7,932)	Net change in unrealized appreciation (depreciation) on option contracts	$58,047
Index futures contracts written	Net realized gains (losses) from futures contracts	215,604	Net change in unrealized appreciation (depreciation) on option contracts	58,223
Index call options written	Net realized gains (losses) from option contracts	100,994	Net change in unrealized appreciation (depreciation) on option contracts	78,051

5.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund believes the risk of loss to be remote.

6.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of the issuance of these financial statements and has noted no such events.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7.  RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hussman Investment Trust (comprising the Hussman Strategic International Equity Fund) (the “Fund”) as of June 30, 2010, and the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended, and the financial highlights for the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and broker.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic International Equity Fund of Hussman Investment Trust as of June 30, 2010, the results of its operations for the period then ended, the changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 25, 2010

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.

The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2010 – June 30, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in the Fund.  You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown.  In this case, because the return used is not the Fund’s actual return, the results do not illustrate the actual expenses associated with your investment.  However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios, can be found elsewhere in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,008.00	$9.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.88	$9.99

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov.  The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Trust.  The officers are elected for annual terms.  The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served

*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	47	President and Trustee	Since June 2000
David C. Anderson	916 North Oak Park Avenue Oak Park, IL 60302	59	Trustee	Since June 2000
Nelson F. Freeburg	9320 Grove Park Cove Germantown, TN 38139	58	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	63	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	53	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	48	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	53	Secretary and Chief Compliance Officer	Since June 2000

*Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees three portfolios of the Trust.  The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are as follows:

John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser.  He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication).  He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of the Fund.  To obtain a free copy of the SAI, please call 1-800-487-7626.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees of Hussman Investment Trust, with the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, have reviewed and approved the continuance of the Fund's Investment Advisory Agreement (the “Agreement”) with the Adviser.  The most recent approval of the Agreement took place at a meeting held on June 18, 2010, at which all of the Trustees were present in person.

The Independent Trustees were advised by independent counsel of their responsibilities in determining whether to approve the continuance of the Agreement, and the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) whether fee levels reflect any such economies of scale for the benefit of the Fund’s shareholders.  The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel.  The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.  The Independent Trustees determined that the Adviser was well-qualified to provide services to the Fund and to manage its assets in accordance with the Fund’s investment policies, and considered it significant that the Adviser had invested a great deal of time and attention towards the planning and development of the investment program and operations of the Fund, not only through modeling and research, but through testing to help assure the efficiency of the Fund’s trading and operations.  The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

The Adviser provided the Board with information to assist the Trustees in analyzing the performance of the Fund since inception on December 31, 2009.  The Fund’s return was compared to the return of its primary benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index and average returns of a selected peer group of other mutual funds.  While acknowledging the limited operating history of the Fund, the Board reviewed the comparisons that showed that, since the inception of the Fund, the Fund outperformed the returns of the MSCI EAFE Index and the averages for the peer group of mutual funds.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

In reviewing the fees payable under the Agreement, the Independent Trustees reviewed the advisory fee rates paid by the Fund and compared them to the advisory fees of a peer group of mutual funds. They also compared the total operating expense ratio of the Fund with the expense ratios of representative funds with similar investment objectives, taking into account the agreement of the Adviser to limit the ordinary operating expenses of the Fund by reducing its fee or absorbing Fund expenses.  The Independent Trustees concluded that, based upon the investment strategy of the Fund and the complexity of the investment management services associated with management of the Fund’s investment portfolio, the advisory fees paid by the Fund were fair and reasonable.  In this regard, the Independent Trustees took cognizance of the fact that the advisory fee schedule contained several breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is growth in the assets of the Fund.

With respect to the advisory fees paid by the Fund and the total operating expenses of the Fund, the Independent Trustees concluded that, although these fees and expenses were in the higher range of the fees and expenses paid by many other funds that invest in foreign equity securities, the investment process and techniques used by the Adviser in pursuing the Fund's investment program are more sophisticated and complex than those generally used by other advisers of other funds that invest in foreign equities.  The Independent Trustees concluded that the Adviser's agreement to limit overall operating expenses of the Fund through fee reductions and expense reimbursements should enable the Fund to maintain a competitive overall expense ratio during the term of that agreement.  The Independent Trustees did not review and consider the profitability of the Adviser with regards to its management of the Fund and did not evaluate whether the Adviser derives any ancillary benefits from its relationship with the Fund because the Fund only recently commenced operations and the Adviser has yet to collect any advisory fees from the Fund.

The Trustees also reviewed the Fund’s brokerage costs and considered that the brokerage commissions negotiated by the Adviser on behalf of the Fund are significantly less than industry averages.  The Independent Trustees concluded that the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Fund’s brokerage transactions, and does not direct transactions to obtain “soft dollar” services, which significantly benefits the Fund by reducing transaction costs (which are not reflected in the expense ratio) and increasing the investment returns of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Fund under the Agreement are fair and reasonable, and determined that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,400 and $60,600 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $19,410 and $18,275 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.  The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions, and cash reconciliations ($13,180 and $12,400 with respect to the 2010 and 2009 fiscal years, respectively) and review of the registrant’s semi-annual report ($6,230 and $5,875 with respect to the 2010 and 2009 fiscal years, respectively).

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $15,200 and $10,800 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•
Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	Review of the registrant’s semi-annual financial statements – $6,000

•	All tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2010 and 2009, aggregate non-audit fees of $34,610 and $29,075, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	August 27, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	August 27, 2010

* Print the name and title of each signing officer under his or her signature.